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                                                                EXHIBIT 10.9
                              WIXOM BUILDING LEASE

                           GRAND OAKS INDUSTRIAL PARK

  THIS LEASE AGREEMENT is made and entered into as of the date of the last signature shown on the signature page hereof, by and between OAKLAND OAKS, L.L.C., a Michigan limited liability company, whose address is 21520 Bridge Street, Southfield, Michigan 48034 ("Landlord"), and ROCKWELL MEDICAL SUPPLY, L.L.C., a Michigan limited liability company whose address is 811 Livernois, Ferndale, Michigan 48220 ("Tenant").

                                   ARTICLE I
                            PRIMARY LEASE PROVISIONS

The following are the primary terms of this Lease.

         1.01.        Landlord.  OAKLAND OAKS, L.L.C.

         1.02.        Tenant.  ROCKWELL MEDICAL SUPPLY, L.L.C.

         1.03. Leased Premises. Free standing light industrial building located at 28025 Oakland Oaks, Wixom, Michigan. Approximately 32,500 square feet of useable building area. (See Paragraph 2.01)

         1.04.        Term.  Sixty (60) months. (See Paragraph 2-02)

         1.05.        Base Rent- $1,186,250.00. (See 1(3.01)

         1.06.        Monthly Installments (of Base Rent) $19,770.83.
                      (See Paragraph 3.02)

         1.07.        Security Deposit. $ 39,541.66.
                      (See Paragraph 13.04)

         1.08.        Permitted Use.   Light manufacturing of dialysate for the
                      medical profession and research related thereto. (See Paragraph 5.01)

         1.09.        Guarantors.  Dr. Krishnapillai Thavarajah and
                      Dr. Vijay Chilakapati.


                                   ARTICLE II
                                 GRANT AND TERM

         2.01. Grant. Landlord, in consideration of the monies to be paid and the covenants to be performed by Tenant, does hereby demise unto Tenant, and Tenant hereby leases from Landlord, the demised premises, specified in Paragraph 1.03 hereof, including the real property, parking areas, building, and improvements thereon (the "Leased Premises"). The Leased Premises contains an approximate rentable building floor area specified in Paragraph 1.03 hereof. Tenant shall be the sole occupant of the Leased Premises.

         2.02. Term.   The term of this Lease shall be for the period specified
in Paragraph 1.04 (the "Term"), commencing on the Commencement Date, defined below.

               (a) Commencement Date. The "Commencement Date" shall be the earlier to occur of (a) the date Landlord notifies Tenant in writing that the Leased Premises are ready for occupancy including issuance of a temporary certificate of occupancy by the City of Wixom, and completion of Landlord's Work, as defined below, or (b) the date on which Tenant or anyone claiming by, under or through Tenant shall first occupy any portion of the Leased Premises, including for the purpose of installing trade fixtures and

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furnishings or otherwise to make the Leased Premises ready for the conduct of
Tenant's business. If Tenant occupies the Leased Premises prior to Landlord's completion of Landlord's Work, Tenant shall not interfere with Landlord's Work, Tenant's occupancy shall be at its own risk, and Landlord shall not be liable for any loss or damage to Tenant's personal property during the period of time during which both Tenant and Landlord are working within the Leased Premises.


               (b) Landlord's Work. For purposes of this Paragraph, "Landlord's Work" shall be defined as those alterations and improvements to be constructed by Landlord as described in Exhibit "All attached hereto. Landlord's Work shall be deemed completed, and the Leased Premises shall conclusively be deemed available for occupancy by Tenant when Landlord's architect certifies in writing that Landlord's Work has been substantially completed. Landlord's work shall be deemed substantially completed notwithstanding that (a) certain minor or non- material details of construction, mechanical adjustment or decoration ("punchlist items") are incomplete, or (b) portions of Landlord's Work are incomplete because such work cannot be performed until work to be performed by or on behalf of Tenant is completed. In the event Landlord is delayed in completing Landlord's Work by any delay, interference or hindrance of such work by Tenant, Tenant's contractors or any of their employees or agent's, or by any changes in such work requested by Tenant and agreed to by Landlord, or by Tenant's failure timely and properly to perform any of its obligations imposed pursuant to any work agreed upon between Landlord and Tenant, the Leased Premises shall conclusively be deemed substantially completed and available for occupancy on the date on which the same would have been completed in the absence of such delay, which date shall be determined by Landlord in its sole discretion.

                   (i) Landlord hereby warrants, for a period of one (1) year after the Commencement Date, that the Leased Premises, including but not limited to Landlord's Work, shall be constructed free from defects in materials and workmanship ("Defect"). If one or more Defects are discovered in the Leased Premises, including Landlord's Work, Tenant must notify Landlord, in writing, of the particular Defect(s) claimed. After receipt by Landlord of written notice of a claimed Defect, Landlord will inspect the claimed Defect(s). If a Defect is confirmed by Landlord,, Landlord will repair or replace such Defect, at its sole option, within one hundred twenty (120) days after Landlord's inspection (longer if weather conditions, Acts of God, labor problems, materials shortages, or other "force majeure" or "force majesture" events cause delays). Tenant shall grant Landlord access to the Leased Premises at all reasonable times to inspect any claimed Defect(s) and to remedy any confirmed Defect(s), and Tenant shall not interfere with Landlord and its agents in any such inspections or repairs. Landlord must receive written notification from Tenant of any claimed Defect not later than one (1) year after the Commencement Date, or Landlord shall have no obligation to remedy such Defect.

                   (ii) The preceding warranty provision specifically EXCLUDES coverage of all of the following: (A) damage or Defect caused by abuse or abnormal usage, modifications by Tenant, improper or insufficient maintenance, improper operation, acts of third parties, normal wear and tear under normal usage, Acts of God or the elements; (B) Defects which are the result of characteristics common to the materials used, including, by way of illustration only and not in limitation, warping and deflection of wood; cracking, fading, chalking, peeling and checking of paint; cracks due to drying and curing of concrete, cement, masonry, plaster and bricks; nail pops in drywall; rusting of steel; drying, shrinking and cracking of caulking and weather-stripping; cracks in or heaving of tile or cement; settlement; (C) damage or Defects resulting from condensation on, or expansion or contraction of, materials; (D) broken windows; and (E) CONSEQUENTIAL OR INCIDENTAL DAMAGES OF EVERY NATURE AND FROM WHATEVER CAUSE. LANDLORD EXPRESSLY DISCLAIMS ANY, AND ALL IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, AND WARRANTIES OF HABITABILITY.

         2.03.  Submission.   The mere submission by Landlord of an unexecuted
copy of this Lease to Tenant shall have no binding effect against Landlord.

         2.04.  Delayed Availability.   Tenant shall  have no claim whatsoever
against Landlord,  at law or in equity, nor shall Tenant have the right to


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terminate this lease, as a result of Landlord's inability or failure to make the Leased Premises available for occupancy by Tenant.

      2.05. Acceptance of Condition. Except for Landlord's warranty obligations for the first year after the Commencement Date under Section
2.02(b), Tenant accepts the Leased Premises "AS-IS"  and   without
representation or warranty as to condition by Landlord. Tenant, by taking possession of the Leased Premises, shall be deemed to have acknowledged its inspection of and satisfaction with the condition thereof, including Landlord's Work, except for punchlist items and Landlord's warranty obligations under
Section 2.02(b).

      2.06. Hold Over. In the event Tenant holds over in possession of the Leased Premises after the expiration of the Term or earlier termination of this Lease, Landlord, at its exclusive option and sole discretion, may (a) deem Tenant to be occupying the Leased Premises from month-to-month at an initial monthly rental fee which is one and one-half (1-1/2) times the Monthly Installment provided for herein, and otherwise subject to all of the terms, conditions and other charges of this Lease, or (b) exercise any rights or remedies it has under this Lease in the event of Default, including an action against Tenant for trespass. No payment by Tenant or acceptance by Landlord of an amount less than the Monthly Installment of Base Rent as increased hereunder shall be deemed to be other than a payment on account for the benefit of Landlord, and Landlord may accept such amount without prejudice to its right to recover the balance of the rent or other amounts owed, or to pursue any other remedy provided herein in the event of a Default.

                                  ARTICLE III
                                      RENT

     3.01. Rental Fee. Tenant shall pay to Landlord the sum indicated in Paragraph 1.05 hereof, as base rent for the Leased Premises for the Term ("Base Rent"). Tenant's obligation to pay Base Rent, is independent of every other covenant of this Lease.

     3.02. Installment Payments.

           (a)  Monthly Installments.   The Base Rent shall be paid
by Tenant to Landlord in consecutive equal monthly installments in the amount indicated in Paragraph 1.06 hereof ("Monthly Installments").

           (b) Terms of Payment.  All Monthly Installments of the
Base Rent shall be paid in advance in immediately available funds, on the first day of each month during the Term, without any offset, deduction, abatement, or delay whatsoever, or any demand therefor, by a check or draft drawn on a financial institution capable of negotiating funds, at the office of Landlord at the address stated herein, or at such other place as Landlord may, from time to time, designate in writing. No payment by check or draft shall be deemed timely made unless honored and paid by the drawee bank upon first presentment for payment. For safety reasons, cash will not be accepted by Landlord. In the event the Term commences on a day other than the first day of a month, or ends on a day other than the last day of a month, the first and/or last Monthly Installment of Base Rent shall be prorated accordingly, based upon a thirty (30) day month.

     3.3. Additional Rent. Tenant shall pay to Landlord or, at the request of Landlord, directly to the person or entity demanding payment, promptly upon presentation of a request for payment, without any deductions or setoff whatsoever, the following charges ("Additional Rent"):

           (a) Applicable Taxes.   All "Applicable Taxes" as defined below.
The Applicable   taxes for the first and last years of the Term or any
extension thereof will be prorated between Landlord and Tenant so that Tenant will be responsible for any such tax or assessment attributable to the period during which Tenant has possession of the Leased Premises. The so-called "due date" method of proration will be used, it being presumed that taxes and assessments are payable in advance, As used herein, "Applicable Taxes" shall mean the sum of (A) all ad valorem real property taxes and assessments of every nature whatsoever levied upon or with respect to the Leased Premises or the rent and additional charges payable hereunder, imposed by any taxing authority having jurisdiction, (B) all reasonable

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costs and expenses incurred by Landlord during negotiations for, or contests of, the amount of any taxes, (C) all personal property taxes levied on or with respect to property of Landlord, if any, on the Leased Premises, and (D) all taxes, levies and charges which may be assessed, levied or imposed by the State of Michigan or any political subdivision thereof or any governmental authority having jurisdiction thereover, in replacement of or in addition to all or any part of ad valorem real property taxes as revenue sources and which in whole or in part are measured or calculated by or based upon the tax parcel of Landlord or Tenant, or the rent or other charges payable hereunder. In no event shall Applicable Taxes include any income, franchise, estate or inheritance tax, or any penalty or interest for late payment, except for any penalties or interest arising from Tenant's late payment of sums due hereunder.

            (b)  Landlord's Insurance.   All premiums for fire and extended
coverage insurance, insuring the Leased Premises for the full undepreciated replacement cost thereof, together with a demolition and increased cost of
construction endorsement, and    general liability insurance, rental
interruption insurance and any such other insurance as Landlord shall elect or be required by any mortgagee to maintain on the Leased Premises ("Insurance").

            (c) Estimated Payments. In the event payment of any or all of the Applicable Taxes or Insurance is to be made from a fund required to be established by any mortgagee under the terms of any mortgage of the Leased Premises, or in the event Landlord shall elect to have Applicable Taxes or Insurance paid in advance of the date due, then Landlord will so notify Tenant, and Tenant will pay such amounts in estimated monthly installment payments, sufficient to create a fund from which such sums can be paid, in their entirety, promptly upon issuance of billings for payment. If actual Applicable Taxes and Insurance exceed the total amounts from time to time paid therefor by Tenant, then Tenant will pay on demand any deficiency to Landlord. If such payments by Tenant, over the Term, exceed the amount of Applicable Taxes and Insurance paid therefrom, such excess will be refunded by Landlord to Tenant at the expiration of the Term, or when such excess is refunded by the mortgagee to Landlord, whichever first occurs.

            (d) Treatment. The payment of Additional Rent by Tenant shall, for all purposes hereunder, be treated in the same manner as the payment of Monthly Installments of the Base Rent, and Landlord shall have the same rights and remedies in the event of any delinquent payment of Additional Rent or any other charges due hereunder as it has in the event of any delinquent payment of the Base Rent.

      3.04. Late Payment.  TIME IS OF THE ESSENCE OF THIS LEASE.

            (a)   Service Charge.     If Tenant fails to pay any
Base Rent, Additional Rent or any other monies payable to Landlord hereunder on or before five (5) days after the date due, then Tenant shall immediately, without demand therefor, pay to Landlord a service charge of five percent (5%) of the amount of any such late payment (the "Service Charge"). The Service Charge is in addition to and not in limitation of any other remedy or right provided herein, and is intended to compensate Landlord for its fairly
estimated additional administrative expenses   associated with monitoring,
receiving, recording, accounting, administering and otherwise handling delinquent payments. The Service Charge is not intended and shall not be deemed or construed as an unenforceable penalty.

            (b)  Interest.   If Tenant neglects or fails to pay any
amount payable under this Lease on or   before five (5) days after the date
due, Tenant shall pay interest on the unpaid balance, from the due date, at the
annual rate of 15% (the "Lease   Rate"), but in no event in excess of the
maximum rate permitted by law.   Landlord may apply all or any part of any
subsequent payments of Base Rent to any accrued and unpaid Service Charges or interest charges.

            (c)  Returned Checks.   In addition to Landlord's other remedies
hereunder, in the event any check or draft tendered in payment of any monies due hereunder is dishonored for any reason and/or returned unpaid by the drawee bank, Landlord may require Tenant to make all future rental and other payments with collected funds only (i.e. Federal wire transfer, money order, certified or cashier's check).

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            (d)   Cumulative Charges.   The Service Charge and interest on late
payments are separate and cumulative remedies, and in addition to all other
remedies provided herein.    Landlord shall have no obligation to accept less
than the full amount of Monthly Installments plus Service Charges and interest charges thereon, if any, and of all charges hereunder which are due and owing
by Tenant to Landlord.   No payment by Tenant or acceptance by Landlord of an
amount less than the amount owed herein shall be deemed to be other than a payment on account for the benefit of Landlord, and Landlord may accept such amount without prejudice to its right to recover the balance of the rent or other amounts owed, or to pursue any other remedy provided herein in the event of a Default.

      3.05. Security Deposit.

            (a) Security Deposit. As a condition precedent to the enforceability of this Lease by Tenant and the commencement of the Term, Tenant shall pay to Landlord, upon execution of this Lease, a security deposit in the amount indicated in Paragraph 1.7 hereof ("Security Deposit"). The Security Deposit shall be held by Landlord, without interest or fiduciary duty, to secure the full, faithful and timely performance by Tenant of each and every term, provision, covenant and condition required to be observed or performed by Tenant hereunder, including, without limitation, the payment of Base Rent. If Tenant pays the Security Deposit by check or draft, such check or draft shall not be deemed payment unless honored and paid by the drawee bank upon first presentment for payment.

            (b) Additional Contribution. In the event Landlord uses, applies or retains all or any portion of the Security Deposit prior to the expiration of the Term Tenant shall, immediately upon demand therefor, deposit with Landlord such additional sums as may be required to reinstate the Security Deposit to the amount originally required herein.

            (c) No Obligation.   Anything stated herein to the contrary
notwithstanding, in the event of any Default by Tenant, Landlord shall have no obligation or duty whatsoever to apply or use all or any portion of the Security Deposit to cure, satisfy, reduce or mitigate any such Default or damages caused thereby, and Landlord may pursue any other right or remedy provided for herein, or otherwise available at law or in equity. The right of Landlord to retake possession of the Leased Premises for non-payment of Base Rent, Additional Rent or other charges, or for any other reason shall in no event be affected by Landlord's possession of the Security Deposit.

            (d) Commingled Fund.   Landlord shall have no obligation to keep the
Security Deposit as a separate fund.  Landlord may mix and commingle the
Security Deposit with such other   funds and monies as Landlord deems
appropriate.

            (e) Return. Within sixty (60) days after the expiration of the Term of this Lease, Landlord shall return to Tenant that portion of the Security Deposit, if any, not otherwise applied or used as permitted herein.

            (f)  Transfer.   If the Leased Premises is sold,  Landlord shall
have the right to transfer the Security Deposit to the purchaser(s) of the Leased Premises, and upon notice of such sale, Landlord shall be released of all liabilities hereunder, including, but not limited to any such liability for the return of the Security Deposit.

     3.06.  U.S. Currency.  All sums required   to be paid under this Lease
shall be payable in United States Dollars.


                                   ARTICLE IV
                         INSURANCE AND INDEMNIFICATION

     4.01. Insurance. In addition to the Insurance which Tenant is required to pay for as Additional Rent, Tenant shall at all times during the Term hereof keep in full force and effect, at its sole cost and expense, the following types of insurance in the amounts specified:

            (a) Comprehensive public liability and property damage insurance and products liability insurance with limits of liability of not less than

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Three Million  ($3,000,000.00) Dollars combined single limits, with deductibles not greater than $10,000.00 unless approved in writing by Landlord. If, in the sole opinion of Landlord's lender or in the reasonable business judgment of Landlord, the amount of such insurance coverage at any is not adequate, Tenant shall increase the insurance coverage as required by either Landlord's lender or Landlord, but not more frequently than annually.

            (b) Fire and extended coverage insurance covering the Tenant's personal property, fixtures, improvements and alterations located in and on the Leased Premises, including all plate and other glass, against such risks as are from time to time covered under "extended coverage" endorsements, and special extended coverage endorsements commonly known as "all risks" endorsements in an amount equal to the full replacement cost but not less than that required by Landlord's mortgagee from time to time. The proceeds from any such policy shall be used by Tenant solely for the replacement of personal property or fixtures or the restoration of Tenant's improvements or alterations.

            (c) If the nature of Tenant's business requires that any or all of its employees be provided coverage under state workers' compensation insurance
or similar statutes,  Tenant shall keep   in force workers' compensation
insurance or similar statutory coverage containing statutorily prescribed or greater limits.

            (d) All policies of insurance required to be maintained by Tenant pursuant to this Paragraph (except for workers' compensation insurance) shall name Landlord and any other parties in interest designated by Landlord and Tenant as loss payees and co-insureds as their respective interests may appear, and shall be evidenced by certificates of insurance which specify that Landlord is an insured party and that the insurer will not cancel or modify coverage without giving Landlord at least thirty (30) days prior written notice. Tenant shall furnish to Landlord such certificate or certificates concurrently with its delivery of this Lease to Landlord and shall also demonstrate that all premiums for the insurance required by this paragraph have been paid in full for one year.

            It is expressly understood and agreed that the foregoing minimum limits of insurance coverage shall not limit the liability of Tenant for its acts or omissions as provided in this Lease. Tenant may provide the foregoing insurance under a blanket policy, provided that such blanket policy shall have an endorsement thereto to reflect the required protective coverage for Landlord and its designees. All insurance required hereunder shall be placed with companies licensed to do business in the State of Michigan and which companies are rated A:XII or better in "Best's Key Rating Guide." All such policies shall be written as primary policies, non-contributing with and in excess of coverage which Landlord may carry. If Tenant shall fail to procure and/or maintain the insurance provided for in this Paragraph, Landlord may, but shall not be obligated to do so, and without waiving any other rights under this Lease, procure and maintain any one or more portions of Tenant's required insurance policies, at the expense of Tenant; and Tenant shall reimburse Landlord therefor within ten (10) days of invoice.

      4.02. Waiver of Subrogation. Except in the case of willful actions by either Landlord or Tenant, each party hereto does hereby remise, release and discharge the other party hereto, and any officer, agent, employee or representative of such party, of and from any liability whatsoever hereafter arising from loss, damage or injury caused by fire or other casualties for which insurance is carried hereunder by the injured party at the time of such loss, damage or injury to the extent of any actual recovery by the injured party under such insurance; provided, however, this release shall be applicable and in force and effect only with respect to loss or damage occurring during at such time as the releasing party's policies of insurance contain a clause or endorsement permitting such waiver of subrogation. Landlord and Tenant shall each use their best efforts to have their respective insurance policies contain a provision permitting the foregoing waiver of subrogation, including the payment of reasonable increased premiums.

      4.03. Exculpation of Landlord. Neither Landlord nor its members or managers shall have any duty or liability to Tenant except as expressly

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provided for in this Lease, and, in the event of any such liability to
Tenant hereunder, or under any law, statutory, common, regulatory or otherwise, Landlord's liability to Tenant shall, in the event of a judgment against Landlord, be satisfied only out of the right, title and interest of Landlord in the Leased Premises and out of the rents or other income to be derived therefrom after the date of such judgment, or out of the net proceeds received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Leased Premises. The term "Landlord" as used in this Lease, shall mean only the owner of the fee title to the Leased Premises at the time in question, and in the event of any transfer of such title, Landlord herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability in connection with Landlord's obligations thereafter to be performed. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord and on Landlord's successors and assigns, only during
their respective periods of ownership.   This Paragraph 4.03 shall survive
termination or expiration of this Lease.

      4.04. Indemnification. Tenant shall indemnify, defend and hold Landlord free and harmless, including without limitation, all members, managers, employees, and agents of Landlord, and each of their respective heirs, personal representatives, successors and assigns, from and against any and all claims, expenses, and liabilities of every kind and nature whatsoever, including, without limitation, actual attorneys fees, court costs, litigation expenses, penalties, and all direct, indirect, consequential and incidental damages of and to Landlord, arising out of, caused by or related to any of the following:

             (a)  Lease.   The execution of this Lease and the operation
and performance of this Lease by Tenant, or Default or failure of performance of any term or provision of this Lease, including, but not limited to, interest, penalties, incidental and/or consequential damages.

             (b)  Premises.   The use (including misuse) or occupancy of the
Leased Premises, by Tenant and its agents and employees.

             (c)  Visitors.  Any  act   of  any   customer,  business
invitee, supplier, guest or other visitor of Tenant ("Visitors").

             (d)  Personal  Property,   Any damage to or destruction
of any property, records, files, equipment, inventory or other personal property, tangible and intangible, of every nature and description, now owned or hereafter acquired by Tenant or its employees or Visitors, regardless of the cause thereof, unless caused by the negligence or willful misconduct of Landlord or its agents.

             (e) Business. Damage to the business or property of Tenant, regardless of the cause thereof, through the act or omission of any agent of Landlord (unless such act or omission was negligent or involved willful misconduct of Landlord or its agent), any other person, or damage resulting from burst, stopped or leaking water, gas, or sewer pipes, electrical power outage, loss of heat or air conditioning, and any and every other cause whatsoever, regardless of whether the same is specifically provided for herein.

             (f) Broker. The employment, use or retention of a broker, finder or other agent by Tenant in connection with the execution of this Lease, other than claims of Signature Associates and The Strathmore Group.

This Paragraph 4.04 shall survive termination or expiration of this Lease.



                                   ARTICLE V
                              USE AND MAINTENANCE



         5.01. Use. The Leased Premises shall be used by Tenant solely for the purpose specified in Paragraph 1.08 hereof, office and incidental purposes related thereto, and for no other use or purpose whatsoever, without Landlord's prior written consent. Tenant shall not perform any acts or carry on any practices which may injure the Leased Premises and shall keep the Leased Premises orderly, neat, safe and clean.


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

         5.02. Compliance. Tenant, at its sole expense, shall at all times comply with all, and not make or permit any use of the Leased Premises which could violate any, zoning ordinance or building and use restriction, public laws, ordinances or governmental regulations, including, without limitation,
all state and federal environmental laws, rules and regulations.    Tenant
shall promptly obtain and continuously maintain during the Term every license or other governmental permit required by Tenant to lawfully operate its business. Notwithstanding anything to the contrary in this Lease, any repairs, additions or alterations to the Leased Premises, including, without limitation, plumbing, electrical, mechanical, structural or non-structural, which are required by any law, statute, ordinance, rule, regulation or governmental authority or insurance carrier, including, without limitation, OSHA, will be the obligation of Tenant.

         5.03. Rules and Regulations.   Tenant shall fully and promptly comply
with the rules and regulations attached hereto as Exhibit B and made a part
hereof.   Landlord reserves the right to change, modify or amend the Rules and
Regulations if, in its reasonable discretion, Landlord deems such changes necessary or desirable. Tenant agrees to comply with and abide by the Rules and Regulations as so amended.

         5.04. Insurance. Tenant shall engage in no conduct or activity, nor permit any use of the Leased Premises, nor cause to be stored thereat or disposed thereon or thereunder any material or thing which may be dangerous to life, property or environment, or which may increase the premium of or invalidate any insurance policy carried with respect to the Leased Premises.

         5.05. Improvements. No alteration, addition, or improvements
("Improvements"), to the interior or exterior of the Leased    Premises,
including, but not limited to, installation of ventilating, silencing, air-conditioning, air-circulating, air-compression, refrigeration, electrical components, systems, conduits and wiring, plumbing, heating, sprinkling equipment, telephone and other communication conduits and wiring, fixtures and outlets, and partitions, railings, gates, doors, vaults, paneling, molding, shelving, flooring and floor covering, shall be made by Tenant to the Leased Premises without the prior written consent of Landlord, which consent may not be unreasonably withheld by Landlord. Under no circumstances may Tenant attach or mount any object or thing to the roof of the Leased Premises, and Tenant shall not do or cause any act or thing, and shall take all necessary precautions to prevent from occurring, any puncture, tear, rip, or other injury the roof. All permitted Improvements made by Tenant shall comply with all applicable building and use restrictions and codes, zoning ordinances and all other laws, rules and regulations (federal, state and local), including,
without limitation, the requirements of the Americans with Disabilities   Act
(ADA). All Improvements, including attachment of fixtures (other than trade fixtures of Tenant) made by either of the parties hereto shall immediately become the property of Landlord and shall be considered as a part of the Leased Premises; provided, however, that Landlord may, at any time, designate by written notice to Tenant those Improvements and fixtures which shall be removed by Tenant at the expiration or termination of this Lease, and Tenant shall remove the same and repair any damage to the Leased Premises caused by such removal before the last day of the term of this Lease.

         5.06. Signs. Tenant shall not erect or install any free standing sign upon the Leased Premises without the prior written approval of Landlord, as to size, design and method of installation, which consent may not be unreasonably withheld by Landlord. Under no circumstance may Tenant erect or install any interior or exterior roof, wall, window or door signs or other advertising media in, on or about the Leased Premises. Notwithstanding the foregoing, Tenant may place such non-advertising signs inside the Leased Premises as are necessary for the reasonable operation of its business or to comply with applicable health and safety laws; provided, however, that any such signs shall conform to applicable governmental laws and regulations and not be visible from outside the Leased Premises. Upon expiration or termination of this Lease Tenant shall, upon demand by Landlord, and at Tenant's sole cost and expense, remove all signs erected, placed or displayed by it, and repair all damage caused by such removal.

        5.07. Maintenance and Repair.   Without limiting Landlord's warranty
obligations for the  first year after the Commencement Date under Section

2.02(b), Tenant, at its sole cost and expense, shall keep the entire Leased Premises, including any Improvements, structurally sound and in good condition and repair, and shall keep the electrical, lighting, heating, air conditioning, plumbing, fire suppression, and any other equipment and systems installed in or on the Leased Premises in good condition and repair and shall also be responsible for the replacement of all components to such systems, including major structural components thereof. Notwithstanding anything herein to the contrary, Landlord shall be solely responsible for maintaining the structural soundness of the roof, foundation and outer walls of the Leased Premises. Further, Tenant shall be responsible to keep all exterior portions of the Leased Premises, including the parking areas, driveways, sidewalks and the exterior grounds and landscaping maintained in a safe and attractive manner, and free of ice and snow. Tenant shall obtain and pay for a Heating, Ventilating and Cooling (HVAC) system service, maintenance and repair contract with such maintenance and repair terms, and with such reputable company or contractor as is acceptable to Landlord in its sole discretion. Tenant shall be responsible for rubbish and trash removal.

         5.08. Emissions. Tenant shall not, without the prior written consent of Landlord:

               (a) Create or permit to be created emissions into the environment of any Air Contaminants (hereinafter defined) in quantities, or characteristics and under conditions and circumstances and of a duration which are or is in violation of any federal or state law, regulation, ordinance, order or rule, including, but not limited to, the federal Clean Air Act ("CAA"), 42 U.S.C. Section 7401 et seq., as amended now or any time hereafter, or the regulations promulgated thereunder, and the Michigan Air Pollution Act
("MAPA"), M.C.L. Section 336.11 et seq., as amended now or any time hereafter, or the regulations promulgated thereunder. "Air Contaminant" shall mean dust, fume, gas, mist, odor, smoke, vapor or any combination thereof;

               (b) Permit any vehicle on the Leased Premises which emits exhaust which is in violation of any federal, state or local law, ordinance, order, rule, regulation, code or any other governmental restriction or requirement;

               (c) Create, or permit to be created, any sound level which could unreasonably interfere with the quiet enjoyment of any real property or surrounding areas, or which could create a nuisance or violate any federal, state or local law, ordinance, order, rule, regulation, code or any other governmental restriction or requirement;

               (d) Transmit, receive, or permit to be transmitted or received, any electromagnetic, microwave or other radiation which is harmful or hazardous to any person or property in, on or about the Leased Premises, or which could interfere with the operation of any electrical, electronic, telephonic or other equipment wherever located, whether on the Leased Premises;

               (e) Create, or permit to be created, any ground vibration that is discernible outside the Leased Premises; or

               (f) Produce, or permit to be produced, any intense glare, light or heat except within an enclosed or screened area and then only in such manner that the glare, light or heat shall not be discernible outside the Leased Premises.

         5.09. Hazardous Materials.

               (a)   Prohibition.   Tenant shall not permit or cause,
directly, indirectly, intentionally or incidentally, the use, production, storage, generation, disposal, treatment or other presence in the Leased Premises of any Hazardous, Material as hereafter defined, whether liquid, solid, gaseous or otherwise, neither shall Tenant discharge or release on, under or about the Leased Premises, or permit to be discharged or released on or about the Leased Premises, or into any drain, toilet, basin or otherwise into the sanitary or storm sewers servicing the Leased Premises any such Hazardous Material. Tenant shall during and forever after the term of this Lease, indemnify, defend and hold Landlord, its successors and assigns harmless from any and all liabilities, clean-up and/or response costs and other damages, including, without limitation, attorney's and expert consultant's fees, incurred on account of any breach of this provision by Tenant. Notwithstanding the termination of this Lease, in the event at any time after the Commencement Date, Landlord, its successors or assigns discovers the existence of any environmental hazard caused or created by Tenant, then, in such event, Tenant, its successors and assigns shall fully clean-up, remove and remediate such condition, at its sole cost, to the complete satisfaction of Landlord and its designees. Such liability shall include, without limitation, the cost of qualified environmental consultants to direct, engineer and perform the clean-up to Landlord's sole satisfaction, all removal, remediation and disposal costs, costs of waste handling, packaging, transportation and disposal at approved, licensed waste disposal sites, all costs of containment and security as and if necessary, all costs of reclaiming or replacing the land and/or structures affected by such remediation and removal, and every such other cost associated with rendering the leased premises completely safe from environmental hazards. For purposes hereof, "Hazardous Material" includes without limitation, any flammable, explosive, radioactive, toxic or hazardous materials, hazardous wastes, hazardous or toxic substances or related materials, whether liquid, solid, gaseous or otherwise, defined in or regulated under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et. seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 108, et. seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901, et. seq.), Part 201 of the Michigan Natural Resources and Environmental Protection Act ("NREPA")(formerly the Environmental Response Act ("Act 307")), as
amended,  or in the regulations  adopted and    publications promulgated
pursuant thereto, or any other federal, state or local governmental law, ordinance, rule or regulation, and petroleum, including, but not limited to, crude oil, crude oil fractions, and refined petroleum fractions, including gasoline, kerosene, heating oils, diesel fuels, and waste oil and related waste products, including constituent parts of any of the foregoing.

           (b) Tenant shall strictly obey and adhere to any and all Environmental Laws, as hereafter defined. For purposes hereof, the term
"Environmental Laws" means, the  Comprehensive    Environmental Response,
Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C.
Section 1801, et. seq.), the Resource Conservation and Recovery Act, as amended (49 U.S.C. Section 6901, et. seq.), the Michigan Hazardous Waste Management Act, as amended (MCLA Section 299.501 et. seq.) Part 201 of the Michigan Natural Resources and Environmental Protection Act ("NREPA")(formerly the Environmental Response Act ("Act 307")), as amended, and every other Federal, state, and local law, statute, regulation, rule decisional precedent, order or otherwise, the actual, effective or intended purpose or unintended effect of
which is the protection or remediation of the environment.   Tenant shall
further strictly obey and adhere to the Michigan Occupational Safety and Health Act ("MIOSHA"), as amended now or at any time hereafter, M.C.L. Section
408.1001 et. seq.

           (c) Landlord, its agent or designees and governmental authorities shall have the right, but not the obligation, from time to time to inspect the Leased Premises for compliance with the Environmental Laws and to confirm that Hazardous Materials are not being used, produced, stored, generated, disposed of, treated or otherwise present in or on the Leased Premises. Any reasonable costs and expenses associated with such inspections, including at termination of this Lease, shall be borne exclusive by Tenant, including, but not limited to, an environmental compliance audit, environmental site assessment, and engineering, laboratory, sampling, consulting and legal fees and costs.

           (d) The terms and conditions of Paragraphs 5.08 and 5.09 hereof shall survive termination or expiration of this Lease.


     5.10. Net Lease. Without limiting Landlord's warranty obligations for the first year after the Commencement Date under Section 2.02(b), nor Landlord's obligations under Section 5.7 regarding Landlord's responsibility for maintaining the structural soundness of the roof, foundation and outer walls of the Leased Premises, Tenant acknowledges and agrees that this Lease is a "totally net lease" to Landlord and that Tenant is fully and solely responsible for procurement of and payment for all aspects of the ordinary and/or extraordinary repair and maintenance of the Leased Premises and
replacement of components and systems   thereof, including, without limitation,
building structure, the floor, ceiling, inside walls, windows, doors, HVAC, plumbing, electrical, and all other building systems, structures and components, of every nature and description, and the parking lots, sidewalks, signs, and landscaped areas, and payment of all Applicable Taxes and Insurance. Landlord shall neither incur nor suffer any obligation, monetary or otherwise, relative to the Leased Premises during the Term of this Lease, except as specifically and expressly provided for in this Lease.

                                   ARTICLE VI
                        ADDITIONAL OBLIGATIONS OF TENANT



         6.01.  Utilities.    Landlord shall cause all usual utilities to be
made available to the Leased Premises as of the Commencement Date. Thereafter, Tenant shall be solely responsible for maintaining all utilities and promptly paying when due all charges for water, gas, heat, electricity, sewer and any other facility used upon or furnished to the Leased Premises. Landlord shall have no liability to Tenant, its employees or invitees, and there shall be no abatement or withholding of Base Rent due hereunder by reason of the unavailability or service interruption of any utility, including without limitation, fuel and energy conservation programs initiated by any
governmental agency or official.   Tenant shall not use any  apparatus or
device in, upon or about the Leased Premises which will in any way require an increase in load upon the amount of such services usually furnished or supplied to the Leased Premises and Tenant further agrees not to connect any apparatus or device with wires, conduits, pipes or other means by which such services are supplied for the purpose of using additional or unusual amounts of such
services without the prior written  consent of Landlord.     Tenant warrants to
Landlord that it has fully examined the Leased Premises for their adequacy of the utilities which it may require in connection with its use of the Leased Premises, that it accepts such utilities "AS IS," and that Landlord makes NO WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, in connection with any such utility or the fitness of same for Tenant's purposes. The obligation of Tenant to pay for such utilities shall begin on the Commencement Date. In no event shall Landlord be responsible to any person or entity (including any governmental or quasi-governmental unit) for payment of any water bill incurred by reason of Tenant's use of any water on or for the benefit of the Leased Premises subsequent to the filing of an affidavit with the appropriate governmental unit which has jurisdiction over the Leased Premises in accordance with MCLA 123.165(5).

         6.02. No Record.   Tenant shall not record this Lease or any
memorandum hereof with any recorder or register of deeds or other governmental office or organization, or create or cause to be created against the Leased Premises any lien, claim, charge or assessment of any nature whatsoever.

         6.03. Surrender.    At the expiration or earlier termination of this
Lease, Tenant shall surrender the Leased Premises, broom clean, and in the same or better condition as when possession was delivered to Tenant, reasonable wear and tear excepted, and Tenant shall, at its own expense, repair any damage occasioned or resulting from its possession of the Leased Premises, and shall surrender and deliver to Landlord any and all keys, passes, authorizations, identification cards and any other related items in its possession or control to the Leased Premises, all of which items shall at all times be and remain the exclusive property of Landlord. Any personal property of Tenant remaining in the Leased Premises after the expiration or earlier termination of this Lease or surrender of the Leased Premises, shall conclusively be deemed to have been abandoned by Tenant, and may be stored or disposed of at the cost of Tenant.

         6.04. Violations.   Tenant shall  immediately inform Landlord of any
violation of this Lease, or any rule or regulation promulgated hereunder, if any, by Tenant.

         6.05. Waste. Tenant shall use, maintain and occupy the Leased Premises in a careful, safe and lawful manner, and shall not commit waste thereon.

         6.06. Sublease or Assignment. Tenant shall not assign or transfer this Lease or any interest therein, whether outright or as security, or
hypothecate or mortgage the same or any interest therein or sublet   (including
managerial control) the Leased Premises or any part thereof, without the express prior written approval of Landlord, which approval may not be
unreasonably withheld.   The consent by Landlord to an assignment or
subletting shall not relieve Tenant of the obligation to obtain the consent in writing of Landlord to any further assignment or subletting, neither shall any such consent relieve any Guarantor of its liabilities under any Guaranty. The sale, issuance or transfer of any interest in or voting capital stock of Tenant, if  Tenant is a limited liability company, partnership, corporation, or other entity, which results, through one or more transactions in a change in voting control of Tenant shall be deemed to be an impermissible assignment of this Lease. Assignments for the benefit of creditors of Tenant, or by operation of law, shall not be effective against Landlord, without Landlord's prior written approval, which approval may be withheld for any reason. In the event Landlord agrees to any sublease, Landlord
shall   be entitled,  on a monthly basis, to the net  positive difference, if any, of the amount of rent paid by any sublessee, and the Base Rent due hereunder.

         6.07. Offset Statement; Attornment and Subordination.

               (a)  Offset Statement.     Within fifteen (15)     days
after request,  from time to time by Landlord, Tenant shall execute and
deliver to Landlord,   in a form satisfactory to Landlord, a written statement
certifying (i) that   this Lease is in full force and effect, (ii) the
Commencement Date of this   Lease,  (iii) that rent is paid currently without
any offset or defense thereto, (iv) the amount of rent, if any, paid in advance, and (v) that there are no uncured defaults by Landlord or stating with specificity those defaults claimed by Tenant.

               (b)   Attornment.    Tenant shall, in the event of the
sale or assignment of Landlord's interest in all or any portion of the Leased Premises, or transfer pursuant to proceedings in or a deed in lieu of foreclosure of such interest under any mortgage made by Landlord of the Leased Premises, or the eviction of Landlord under any underlying or ground lease by Landlord, attorn to the purchaser, transferee or foreclosing mortgagee and recognize such person as the Landlord under this Lease.
Such attornment shall be self-operative without the execution or delivery of
any  further   instrument by Tenant.  No such attornment shall cause such subsequent landlord to be liable for any act or omission of Landlord, other than those which are expressly assumed by the subsequent landlord after it assumes control or takes possession of the Leased Premises, nor subject any subsequent landlord to any offsets or defenses which Tenant then has against Landlord or bind it for any rent or additional rent which Tenant may have paid more than thirty (30) days in advance to Landlord,

              (c)  Subordination.   Tenant agrees that this Lease is and shall
be subject and subordinate at all times to any and all present and future ground or underlying leases, leasehold mortgages, mortgages and building loan mortgages, and management contracts affecting the Leased Premises and/or Landlord's interest therein, or upon any buildings or other improvements hereafter placed upon the Leased Premises. Tenant covenants and agrees that any mortgagee, overriding or ground lessor or manager under a management contract may elect to treat this Lease as prior in time to its interest in the Leased Premises, and in the event of such election and upon notification to Tenant to that effect, this Lease shall thereupon be deemed so prior, whether this Lease is, in fact, dated prior or subsequent to the date of such other interest.

              (d) Acknowledgement By Tenant. Tenant covenants and agrees to execute and deliver within fifteen (15) days after request from Landlord such further instrument or instruments as may be required to carry out the intentions of this Paragraph, including a subordination or similar agreement required by any mortgagee or other person. Tenant does hereby irrevocably appoint
Landlord as its lawful attorney-in-fact, with full authority and right to execute and deliver any letter of estoppel, offset statement, subordination agreement or other instrument required to be provided by Tenant pursuant to this Paragraph, for and in the name of Tenant.

         6.08. Mortgage Protection.   If Landlord shall fail to perform any
covenant,  term or condition of this Lease upon   Landlord's   part to be
performed, Tenant shall give prompt written notice thereof to Landlord and to any mortgagee of the Leased Premises of whom Tenant has been made aware by prior written notice. In the event Landlord shall have failed to cure a claimed failure of performance within a reasonable time following Landlord's receipt of such notice (which time period shall not be less than thirty (30) days), then the mortgagee shall have an additional period of thirty (30) days within which to cure such failure of performance, or if same cannot reasonably be cured within that time, then such additional time as may be necessary, provided that any such mortgagee has commenced and is diligently pursuing the remedies necessary to cure such failure of performance by Landlord. Tenant shall take no action to terminate this Lease in the event Landlord or any such mortgagee shall have cured such failure of performance or shall be diligently pursuing cure of the same as aforesaid.

         6.09. Financial Statements. Not later than thirty (30) days after expiration of each fiscal year of Tenant, Tenant shall review with Landlord, Tenant's financial statement for the preceding fiscal year, detailing Tenant's then existing financial condition. Tenant represents and warrants to Landlord that Tenant's fiscal year ends December 31. All financial information provided by Tenant to Landlord hereunder shall be treated by Landlord as strictly confidential.


                                  ARTICLE VII
                                RESERVED RIGHTS



         In addition to all of the other rights and privileges of Landlord hereunder, Landlord specifically reserves unto itself the following rights:



         7.01. Entry for Repairs.   To enter or cause its agents or designees
to enter the Leased Premises at all times, and without prior notice to Tenant in cases of emergency but otherwise after at least 24 hour prior notice and accompanied by an agent of Tenant, for the purpose of making such inspections,
alterations,   improvements or repairs which Landlord, in its sole discretion, deems necessary or desirable. Nothing herein shall be deemed to obligate Landlord to make any repairs to the Leased Premises.

         7.02. Exhibit. To enter or cause its agents or designees to enter the Leased Premises at all times, upon at least 24 hour prior notice to Tenant and accompanied by an agent of Tenant, to exhibit and show the Leased Premises to prospective tenants, purchasers, bank financing officers, construction contractors and other parties.

         7.03. Rules and Regulations. To adopt, amend, revoke and enforce such rules and regulations as Landlord shall, in its sole discretion, deem necessary or desirable, and to enforce the provisions thereof as though same were specifically incorporated as covenants of this Lease.

         7.04. Errors and Mistakes. Landlord may, unilaterally, make such changes, amendments and/or corrections to this Lease as are necessary to correct any clerical, typographical, arithmetic or other error or mistake in the preparation and/or execution of this Lease.


                                  ARTICLE VIII
                                   (RESERVED)



                                   ARTICLE IX
                                    CASUALTY



         9.01 . Partial Destruction.     In the event that, through no fault of
Tenant,  the building wherein   the Leased Premises are located shall be
partially damaged by fire or other casualty at any time during the Term, and Landlord in its sole discretion deems the building salvageable, Landlord shall use its reasonable efforts to have the building promptly repaired or to have its insurance company repair same, and an abatement of rent, proportionate to the amount of square footage of building area rendered untenantable, shall be allowed to Tenant for the time occupied in such repairs; except, (a) if Tenant can use and occupy the Leased Premises without substantial inconvenience then there shall be no abatement of rent,

(b) if the casualty was caused by Tenant's negligence or willful misconduct there shall be no abatement of rent, and (c) if said repairs are delayed because of the failure of Tenant to adjust its own insurance (if any) no reduction shall be made beyond a reasonable time allowed for such adjustment.

         9.02. Substantial Destruction.  In the event that, through no fault of Tenant, the building wherein the Leased Premises are located is totally or substantially (i.e., 25% or more of the useable square footage of building area) destroyed by fire or other casualty, then this Lease may be terminated by Landlord or Tenant giving the other written notice of termination within thirty (30) days after the occurrence of such casualty, without further liability of Landlord or Tenant with respect to the unexpired Term, and Landlord and Tenant release each other from any liability for loss, damage or injury caused by such fire or other casualty for which insurance
(permitting   waiver of liability and waiver of insurer's right of subrogation)
is carried by either Landlord or Tenant to the extent of any recovery by them under such policy.

         9.03. Damage to Tenant's Property. In no event shall Landlord be required to repair or replace Tenant's merchandise, trade fixtures, furnishings or equipment. If Landlord is required or elects to repair or rebuild the Leased Premises as herein provided, Tenant shall repair or replace its merchandise, trade fixtures, furnishings and equipment in a manner and to a condition at least equal to that prior to its damage or destruction.

         9.04. Eminent Domain.

               (a)  Total Condemnation.  If the whole of the Leased
Premises is taken by any public authority under the power of eminent domain, then, Landlord or Tenant may immediately terminate this Lease. If Landlord or Tenant decides to immediately terminate this Lease, then the Term of this Lease shall cease as of the day possession is actually delivered to such public authority and the Base Rent and Additional Rent shall be paid up to that day with a proportionate refund by Landlord of such rent as may have been paid for a period subsequent to the date of the taking.

               (b)  Partial Condemnation.  If only a part of the
Leased Premises is taken by any public authority under the power of eminent domain, then, Landlord may (i) immediately terminate this Lease, or (ii) permit this Lease to remain in full force and effect; provided, however, that from and after the date possession is actually delivered to such public authority, the Base Rent shall be reduced in the proportion which the building floor area of the part of the Leased Premises so taken bears to the total floor area of the building immediately prior to such condemnation. Notwithstanding the foregoing, if more than twenty five percent (25%) by useable floor area of the building or value of the Leased Premises is taken under Eminent Domain, and Landlord decides not to terminate this Lease or relocate Tenant as provided
above,   then, in  such  event,  Tenant shall have  the  right  to  terminate this Lease and declare the same null and void, by written notice of such intention to Landlord on or before the actual date of such taking. In the event neither party exercises said right of termination, the Lease Term shall cease only on the part of the Leased Premises so taken as of the day possession is actually delivered to such public authority and Tenant shall pay Base
Rent and Additional Rent up to that day, with appropriate refund by Landlord of such rent as may have been paid in advance for a period subsequent to the date of the taking, and thereafter all the terms herein provided shall continue in effect, except that the Base Rent shall be reduced in proportion to the amount
of the Leased Premises taken   and Landlord shall make all the necessary
repairs or alterations to the remaining Leased Premises and/or the building wherein same are located so as to create a complete architectural unit.

               (c)  Awards.    All compensation awarded or paid upon a total or
partial taking of the Leased Premises shall belong to and be the property of
Landlord   whether   such   damages    shall   be  awarded as  compensation for
diminution in value to the leasehold or to the fee of the Leased Premises; provided, however, that Landlord shall not be entitled to any award made to Tenant for depreciation to or cost of removal of, merchandise and trade fixtures or relocation expenses, to the extent any such award does not diminish any award otherwise obtainable by Landlord.

                                   ARTICLE X
                               LANDLORD'S COVENANT



         10.01. Quiet Enjoyment. Landlord covenants and agrees that so long as Tenant shall promptly pay the Monthly Installments of the Base Rent, Additional Rent, and the other monies due hereunder, and perform all of the covenants and agreements set forth herein, Tenant shall have the peaceable and quiet enjoyment and possession of the Leased Premises during the Term without any manner of hindrance, subject only to the conditions and restrictions set forth herein and any applicable rules and regulations.



                                   ARTICLE XI
                                    DEFAULT



         11.01. Default. Default under this Lease shall be defined as, and Tenant shall be conclusively deemed to be in Default hereunder upon the actual occurrence, or threat, of any one of the following events ("Default"):



                (a) Rental Payment. Tenant fails to pay in full and promptly when due all or any portion of any Monthly Installment of the Base Rent, or the Security Deposit due hereunder; or

                (b)  Other Payments.    Tenant fails to pay in full and
when due any other moneys, charges or amounts due hereunder, whether payable to
Landlord  or  another, including, without limitation,  Additional   Rent,
utilities, Service Charges, interest, and other costs and charges payable by Tenant hereunder; or

                (c)  Performance.   Tenant breaches or fails to fully and
promptly observe or perform any covenant, term, condition, provision or time parameter of this Lease, or the rules and regulations promulgated hereunder, if any, regardless of whether such failure or breach relates to a material provision of this Lease; provided, however, Landlord shall have first notified Tenant of such breach and Tenant shall have failed to cure such breach within thirty (30) days after such notification; or

                (d)  Insolvency.   Tenant or any Guarantor admits in
writing its inability to pay its debts generally as they become due, makes a general assignment for the benefit of its creditors, applies for or consents to the appointment of a receiver, trustee or liquidator, or becomes insolvent or commits an act of insolvency, files a voluntary petition in bankruptcy or admits any material allegation in any pleading or petition filed against it in any bankruptcy or insolvency proceeding, or sells or permits the sale of its interest in the Leased Premises under attachment, execution or similar legal process, or takes any action for the purpose of effectuating any of the foregoing; or

                (e)  Abandonment.   Tenant abandons,   surrenders  or vacates
the Leased Premises prior to the expiration of the Term.

                (f) Lien. Any mechanic's or construction lien or assessment attaches to or is claimed against the Leased Premises on account of work performed or materials delivered thereto at the request or instruction of Tenant.

         11.02. Rights and Remedies. In the event of a Default, Landlord shall have no duty to do so, but may, at its sole option and exclusive discretion, take or exercise any of the following rights and remedies, concurrently, consecutively, alternatively and as often as the occasion may arise:

                (a)  Termination.  Terminate this Lease and commence
legal process to take exclusive possession and control of the Leased Premises, and physically put out, and otherwise remove all persons and property
therefrom.     Any personal property of Tenant may be stored in a public
warehouse or elsewhere at the cost and for the account of Tenant, or disposed of at Landlord's election, and without liability to Tenant.

                (b) Re-Let. Re-let the Leased Premises to any person or entity, and at any rental fee or rate, and for any term that Landlord deems appropriate, make such alterations, repairs or improvements to the Leased Premises as Landlord deems necessary, and retain or employ the services of real estate brokers and attorneys, with Tenant being liable for all costs incurred therefor.

                (c) Acceleration. Accelerate the full payment of the Base Rent, and any and all other monies due hereunder.

                (d)  Service Suspension.      Terminate, cancel, stop,
cutoff, and otherwise suspend any services, utilities or items otherwise required to be provided by Landlord to Tenant hereunder, if any.

                (e)  Court.    Commence eviction proceedings and/or file
suit, in the appropriate court for all or any portion of the unpaid Base Rent, or other monies due and owing hereunder including actual attorneys' fees, court costs, travel expenses, and litigation expenses, or for any physical damages caused by Tenant to the Leased Premises, and for all other direct, indirect, incidental and consequential damages suffered by Landlord.

                (f) Performance.    Perform, at the expense of Tenant,
any obligation of Tenant under this Lease which Tenant has failed to perform, the cost of which performance by Landlord, together with interest thereon at the Lease Rate (Paragraph 3.04) from the date of such expenditure, shall be payable by Tenant to Landlord upon demand.

                (g)  Apply Security Deposit.  Landlord  may, but
without obligation, use, apply or retain all or any portion of the Security Deposit toward the curing of such Default and any damages, actual, consequential, incidental or otherwise including, without limitation, attorneys' fees, court costs, travel expenses, and actual expenses of litigation incurred by Landlord as a result of such Default. In the event the Security Deposit is insufficient to cure or fails to fully remedy any Default or repair any damages caused by Tenant, Tenant shall remain fully liable to the extent of any such deficiency regardless of whether Landlord applies or uses the Security Deposit. In no event shall Landlord's application of the Security
Deposit be deemed or construed as a waiver of Default, nor shall   such
application limit or prevent Landlord from enforcing any other right or remedy provided herein,

         11.03. Attorneys' fees. In the event of any Default by Tenant, Tenant shall reimburse Landlord for any and all actual attorneys fees, court costs, travel expenses and litigation expenses incurred as a result of such Default, regardless of whether court process is commenced against Tenant by Landlord, and without regard to any statutory maximum amounts.

         11.04. Notice. Upon the occurrence of any event of Default, Landlord may exercise any of the rights and remedies provided herein without any prior notice to Tenant, except as otherwise required by law.

         11.05. Landlord's Lien.   Tenant hereby grants to Landlord a lien and
security interest (herein  "Lien") ,  as   security    for payment of all
obligations of Tenant hereunder, upon all tangible and intangible personal
property of Tenant,      including, without limitation,  all equipment, trade
fixtures,   raw materials, work-in-process and inventory (and the proceeds thereof) within the Leased Premises, including all improvements, furniture, trade fixtures, merchandise and other personal property at any time placed on or in the Leased Premises, to the full extent of Tenant's interest therein, and all accounts, chattel paper and other general intangibles of Tenant. The Lien shall include the right to prevent removal of said property from the Leased Premises and may be enforced in the event of a Default, by the re-entry, taking and sale of such property. Sale shall be either public or private after at least three (3) days notice to Tenant at its last known address, which notice Tenant acknowledges to be commercially reasonable notice, and Landlord shall have the right and privilege to be a purchaser at any such sale. Upon request, Tenant shall provide a complete list of its creditors and indebtedness or otherwise do whatever may be necessary or appropriate to pass good and legal title under any such sale. Any and all proceeds obtained therefrom shall be applied first to the costs of sale, including reasonable attorneys' fees, then to any interest accrued and payable under the terms of this Lease for
nonpayment of Base Rent,  Additional Rent and/or any other charges.   Sale or
retention under this Lien  shall  not be deemed to waive,          alter, limit
or affect in any manner whatsoever, but shall be in addition to, any other remedies available to Landlord upon non-payment of rent or other charges under this Lease or
otherwise.    Tenant shall execute, from time to time, any    financing
statements or other documents requested by Landlord in order to evidence or perfect the Lien or to assign the Lien to Landlord's mortgagee or mortgagees. Tenant does hereby irrevocably appoint Landlord as its lawful attorney-in-fact, with full authority and right to execute and deliver any UCC financing statement, continuation statement or other document necessary to record, perfect, and continue the security interest herein granted and to give bills and/or receipts of sale therefore.



                                 ARTICLE XII
                             OPTION TO PURCHASE



         12.01. Option to Purchase.   Provided Tenant has never been in Default
hereunder and has remained in possession of the Leased Premises continuously through the Lease Term, Tenant shall have the option to purchase the Leased Premises upon the expiration of the Lease Term (the "Option"). The Option is not assignable, without Landlord's express prior written consent, which may be withheld for any reason.

         12.02. Exercise.   To exercise the Option, Tenant must notify
Landlord in writing of its intention to do so not more than one (1) year nor less than One Hundred Eighty (180) days prior to the date of expiration of the Term of this Lease, by delivering a written notice of intention to exercise the
Option   to Landlord by any method for delivering notices permitted hereunder.
If Tenant does not timely exercise the Option       and notify Landlord, then,
in such event, the Option shall automatically terminate. In the event Tenant properly exercises the Option as provided herein, the following terms and conditions shall govern said purchase and sale.

         12.03. Purchase Price.   The purchase price for the Leased Premises
shall be computed at the time Tenant exercises the Option. The purchase price shall be Two Million Two Hundred Thousand ($2,200,000.00) Dollars plus (a) an amount equal to that amount multiplied by the cumulative and annually compounded (for each year of the Term of the Lease) net percentage increase (but not decrease) in the CPI from the month in which the Lease commenced and the CPI on that day which precedes by ninety (90) days the date on which this
Lease expires.   For purposes hereof, "CPI" means the Consumer Price Index for
Urban Wage Earners and Clerical Workers, United States", all items, (1982 - 1984 = 100), which index is now published monthly in the "Monthly Labor Review" of the Bureau of Labor Statistics of the United States Department of Labor, or its successor index, and (b) the amount of any prepayment fee or premium on any mortgage note to be paid and discharged at closing, plus any other fees or expenses of any such mortgagee.

         12.04. Title. Landlord shall convey title to the Leased Premises to Tenant by quitclaim deed.

         12.05. Title Insurance. Tenant shall    obtain and pay for any title
insurance, survey or other assurance of title desired by tenant. Provided that Tenant delivers to Landlord a commitment for a policy of title insurance at
least ninety (90)      days before closing, Landlord shall do nothing to alter
title from that time until closing.

         12.06. Closing. The closing of the transaction shall take place on the date of expiration of the Term of this Lease, or other day mutually agreeable to Landlord and Tenant.

         12.07. Taxes. Tenant shall pay all transfer taxes and revenue stamps due upon the sale of the Leased Premises.

         12.08. Prorations. There shall be no proration of real estate taxes, utilities, etc., all of which shall be the responsibility of Tenant.

         12.09. Default.  In the event Tenant fails or refuses to close purchase of the Leased Premises after exercising the Option, through no fault of Landlord, Landlord may retain the Security Deposit as liquidated damages, or maintain an action for damages or specific performance. In the event Landlord fails or refuses to close purchase of the Leased Premises after Tenant exercises the Option, through no fault of Tenant, Tenant shall be entitled to maintain an action for specific performance.

                                  ARTICLE XIII
                            MISCELLANEOUS PROVISIONS


         13.01. Assignment by Landlord. Landlord may assign, negotiate or transfer all or any portion of its rights, obligations or interest in, to, or under this Lease in whole or in part, at any time without notice to or consent of Tenant, and in such event shall automatically be relieved of any and all obligations and liabilities on the part of Landlord arising from and after the date of such transfer.

         13.02. Relationship; Construction. Nothing stated or implied herein is intended to nor shall it be deemed to create any partnership or joint venture between Landlord and Tenant. The relationship between Landlord and Tenant does not extend beyond the scope of this Lease. No term or provision hereof is to be construed adversely against Landlord due to or as a result of any alleged drafting ambiguity, notwithstanding the fact that Landlord may have caused this Lease to be prepared or processed. The terms and provisions of this Lease have been determined by arms-length negotiation by the parties hereto, who have been represented by separate and independent legal counsel.

         13.03. Waiver of Action. No action or omission by Landlord, including but not limited to, any extension, modification, amendment, forbearance, delay, indulgence, or concession with regard hereto, with or without notice to Tenant, is intended as, nor shall it constitute or be deemed a waiver, discharge or release of Tenant, or of any obligation of Tenant or right of Landlord established hereby, nor shall such action or omission constitute an approval of or acquiescence in any breach hereof or Default hereunder.

         13.04.  Accord and Satisfaction.    No restrictive endorsement or
statement on any check or draft, or letter accompanying any check or draft, for payment of rent or any other amount owed to Landlord shall be effective to cause or evidence an accord and satisfaction, or acquiescence by Landlord to accept a lesser amount than is then due and owing.

         13.05. Waiver of Defenses. In the event of any litigation, Tenant expressly waives the right to a trial by jury and/or to assert any off-set or counterclaim of any nature or description whatsoever.

         13.06. Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Michigan. In the event of any dispute between the parties hereto, the exclusive jurisdiction and venue for the resolution and settlement thereof shall be the appropriate district or circuit court in Oakland County, Michigan.

         13.07. Conformity. In the event any term or provision hereof is held invalid, inoperative, void, or unenforceable by a court of law, the remaining provisions hereof shall (i) remain in full force; (ii) in no way be altered, affected, impaired, invalidated, or otherwise changed thereby; and
(iii) be interpreted, construed and applied as though such offensive provision(s) was not in the first instance contained herein.

         13.08. Notices. All notices required hereby or given pursuant hereto, if any, shall be deemed effective and binding if given in writing by certified or registered mail, return receipt requested, (regardless of whether the return receipt is received by sender), or any of the nationally recognized private next-day delivery carriers, or by telegram, telecopy, or fax, or given in person, at the addresses provided for herein and shall be deemed effective on the first business day following dispatch. Business days exclude Sundays and legal holidays of the United States.

         13.09. Captions. Article and paragraph titles, headings and/or captions contained herein have been inserted solely as a means of reference and convenience. Such captions shall not affect the interpretation or construction of this Lease and shall not define, limit, extend or otherwise described the scope of this Lease or the intent of any provision hereof.

         13.10. Gender. Whenever required by the context or use in this Lease, the singular word shall include the plural word and the masculine gender shall include the feminine and/or neuter genders, and vice versa.

         13.11. Entire Lease. This Lease, all Exhibits referred to herein and/or attached hereto and the rules and regulations, if any, constitute the entire and integrated agreement between Landlord and Tenant and supercedes and cancels any prior or contemporaneous arrangements, understandings or agreements, whether written or oral, by and between Landlord and Tenant relative to the subject matter hereof.

         13.12. Binding Effect. All rights and obligations contained herein shall be binding upon and inure to the benefit of Landlord and Tenant, and their respective successors, and permitted assigns, if any.

         13.13. Intent. Notwithstanding anything to the contrary contained in this Lease, it is the intent of the parties hereto that this Lease be a net lease with Landlord incurring no obligation, monetary or otherwise, which is not specifically and expressly provided for in this Lease.

         13.14. Receipt. Landlord and Tenant hereby acknowledge that they have read, fully understand and agree to all of the above, and that they have executed and delivered the original of this Lease as of the date first set forth hereinabove, and accept a copy of this Lease and all Exhibits referenced herein, appropriately completed.

         IN WITNESS WHEREOF, this Lease Agreement shall be deemed entered into and effective on the last date shown below.


                       ROCKWELL MEDICAL SUPPLY, L.L.C., a
                       Michigan limited liability company



                       BY: /s/ Robert L. Chioini
                           ----------------------------------
                           Rob Chioini, Member

                       BY: TK    Investment    Company,   a Michigan
                           co-partnership Member

                               BY:   Chilakapati Family Limited
                                     Partnership, a Michigan limited
                                     partnership, Partner



                               BY:  /s/ Vijay Kumar Chilakapati
                                    ---------------------------------------
                                        Vijay Kumar Chilakapati, General Partner

                               And: Thavarajah Family Limited Partnership,
                                        a Michigan limited partnership,
                                        Partner

                               By: /s/ Krishnapillai Thavarajah
                                   ---------------------------------------
                                    Krishnapillai Thavarajah, General Partner

                               Dated: September 6, 1995

                                 "TENANT"

                               OAKLAND OAKS, L.L.C., a Michigan
                               limited liability company



                               By: /s/ Douglas W. Manix
                                  ------------------------------------
                                  Douglas W. Manix, Managing Member



                               Dated:   09/08/95, 1995
                                       ----------------


                               "LANDLORD"

                            TENANT'S ACKNOWLEDGEMENT

STATE OF MICHIGAN)
                 )
COUNTY OF OAKLAND)


         This 6th day of September, 1995, before me, a Notary Public in and for said County, personally appeared Rob Chioini, Vijay Chilakapati, on behalf of Chilakapati Family Limited Partnership, and Krishnapillai Thavarajah, on behalf of Thavarajah Family Limited Partnership, co-partners of TK Investment Company, a Michigan co-partnership, all Members of Rockwell Medical Supply, L.L.C., who acknowledged that they did sign said instrument as a members on behalf of said limited liability company, and that said instrument is the voluntary act and deed of said limited liability company.



                                /s/ Burton H. Schwartz
                                -----------------------------------------
                                Burton H. Schwartz Notary Public
                                Oakland County, MI
                                My Commission Expires: 6-8-97





                           LANDLORD'S ACKNOWLEDGMENT

STATE OF MICHIGAN)
                 )
COUNTY OF OAKLAND)

         This 8th day of September, 1995, before me, a Notary Public in and for said County, personally appeared Douglas W. Manix,, who acknowledged that he is the Managing Member of Oakland Oaks, L.L.C., which executed the foregoing instrument as Landlord, that he did sign said instrument as a manager on behalf of said limited liability company, and that said instrument is the voluntary act and deed of said limited liability company.

                                    [sig]
                      ---------------------------------
                                        Notary Public
                                        Oakland County, MI


                                        My Commission Expires: 8-6-96